CONTINGENT LIABILITIES, GUARANTEES, COMMITMENTS AND CHARGES	12 Months Ended
Dec. 31, 2023
Disclosure of contingent liabilities [abstract]
CONTINGENT LIABILITIES, GUARANTEES, COMMITMENTS AND CHARGES [Text Block]
NOTE 18:-	CONTINGENT LIABILITIES, GUARANTEES, COMMITMENTS AND CHARGES

Legal proceedings:

a.
On August 19, 2019, a cannabis consumer (the “Applicant”) filed a motion for approval of a class action to Tel Aviv - Jaffa District Court (the “Motion”) against 17 companies (the “Parties”) operating in the field of medical cannabis in Israel, including Focus. The Applicant’s argument is that the Parties did not accurately mark the concentration of active ingredients in their products. The personal suit sum for each class member stands at NIS 15,585 and the total amount of the class action suit is estimated at NIS 685,740,000. On June 2, 2020, the Parties submitted their response to the Motion. The Parties argue in their response that the threshold conditions for approval of a class action were not met, since there is no reasonable possibility that the causes of action in the Motion will be decided in favor of the class group. On July 3, 2020 the Applicant submitted his response to the Parties’ response. On July 5, 2020 the Applicant was absent from the hearing. As a result, on July 23, 2020 the Parties filed an application for a ruling of expenses which received a response from the Applicant on August 12, 2020, asking to decline this request. On September 29, 2020 the court ruled that the Applicant would pay the Parties’ expenses amount of NIS 750. On July 14, 2021 a prehearing was held. The court recommended the parties negotiate independently to avoid litigation, and if negotiations fail, then to begin mediation proceedings. The parties agreed to follow the court’s recommendations. On November 3, 2021 the court ruled the Parties will file an update regarding the mediation procedure in 30 days. The parties conducted unsuccessful negotiations. On March 14, 2022, the Applicant filed a request to amend the Motion (the “Applicant’s Request for Amendment”) and the judge disqualified herself from hearing the case. As a result, the case was redirected. On June 21, 2022 the Parties filed a response to the Applicant’s Request for Amendment. On September 12, 2022, the court ruled on the Applicant’s Request for Amendment and accepted the Applicant’s request to clarify its claims regarding product labeling, while rejecting the Applicant’s other requests. On November 27, 2023, the Applicant submitted an amended application for approval of the motion (the “Amended Motion"), and the Parties’ response was submitted on February 8, 2023. The date of the preliminary hearing was postpone several timed and is yet to be determined by court.

Due to the current preliminary state of the litigation process and based on the opinion of legal counsel to Focus, the Company’s management believes that it is not reasonably possible to assess the outcome of the proceeding. Therefore, no provision has been recorded in respect thereof.

b.
On July 11, 2021 the Company was informed that on June 30, 2021, a claim was filed to Beer Sheva Magistrate Court, by the municipal committee presiding over planning and construction in southern Israel against Focus, Focus’ directors and officers, including Oren Shuster and Rafael Gabay, and certain landowners, claiming for inadequate permitting for construction relating to the Focus Facility (the “Construction Proceedings”).

On December 6, 2021 the defendants filed a motion request for dismissal the indictment on the ground of defense of justice. The municipal committee filed its response and after that the defendants filed a response to the municipal committee’s response. As of the date of this letter no decision has yet been made on the application.

A hearing was initially set to December 1, 2021 but postponed several times in order to allow the parties to negotiate towards a resolution. The hearing was set to June 22, 2023. A draft agreement between the parties sent by the defendant to the municipal committee in order for it to be sent to the state attorney’s office for their comments, which once obtained, will be filed with the Court for its approval. The Court is not obligated to approve the agreement between the parties, if obtained.

On June 22, 2023, a hearing took place before the esteemed Honorable Judge Orit Kertz. During the hearing it was decided that the defendants and the municipal committee's attorney would engage in negotiations and make diligent efforts to reach a settlement before August 15, 2023. The responsibility of informing the court about any progress concerning a potential settlement was assigned to the attorney representing the municipal committee. On September 9, 2023, the municipal committee's attorney was summoned to appear at a hearing before the Honorable Judge Orit Kertz. The hearing was postponed to December 28, 2023 due to the 2023 Israel–Hamas war as will be further specified under “RISK FACTORS"” section of the MD&A.

On January 2, 2024, the Company announced that the construction proceedings against Focus, were concluded on December 28, 2023. The company maintains "de facto" control of Focus. Focus was indicted and a fine of CAD$129,000 has been imposed. The cultivation facility, which was the focus of the proceedings, was closed in June 2022 in alignment with the Company's strategic shift towards import and sales.

c.
On November 19, 2021, Adjupharm filed a statement of claim (the “Claim”) to the District Court of Stuttgart (the “Stuttgart Court”) against Stroakmont & Atton Trading GmbH (“Stroakmont & Atton”), its shareholders and managing directors regarding a debt owed by Stroakmont & Atton to Adjupharm in an amount of approximately EUR 947,563 for COVID-19 test kits purchased by Stroakmont & Atton from Adjupharm in May 2021. The Claim was accepted on December 2, 2021. In January 2022, Stroakmont & Atton filed its statement of defence to the Stuttgart Court in which they essentially stated two main arguments for their defense:

1.
The contractual party of the Company was not the Stroakmont & Atton. The contract with Stroakmont & Atton was only concluded as a sham transaction in order to cover up a contract with a company named Uniclaro. Therefore, Stroakmont & Atton is not the real purchaser rather than Uniclaro GmbH.

2.
The Company allegedly placed an order with Uniclaro GmbH for a total of 4.3 million Clongene COVID-19 tests, of which Uniclaro GmbH claims to have a payment claim against the Company for a partial delivery of 380,400 Clongene COVID-19 tests in the total amount of EUR 941,897.20. Uniclaro GmbH has assigned this alleged claim against the Company to Stroakmont & Atton Trading GmbH, and Stroakmont & Atton Trading GmbH has precautionary declared a set-off against the Company’s claim.

On March 22, 2022 Adjupharm filed a response to Stroakmont & Atton’s statement of defence and rejected both allegations with a variety of legal arguments and facts and also offered evidence to the contrary in the form of testimony from the witnesses in question.

The burden of proof for both allegations lies with the opponents and they offered evidences to the court in the form of testimony from certain witnesses. If the opponents succeed in proving both allegations to the court, the chances of winning the lawsuit will be considerably reduced. However, it will not be easy for the opponents to present evidence of these allegations.

On May 27, 2022, the conciliation hearing and main hearing were held. The Stuttgart Court ruled that the Company shall submit another writ by August 29, 2022. The Stuttgart Court also scheduled a pronouncement date for September 7, 2022, when the Stuttgart Court will enter a judgement or hold an evidentiary hearing with witnesses. Following the pronouncement date on September 7, 2022 an evidentiary hearing with witnesses was held on two occasions, January 11, 2023, where witnesses on behalf of Adjupharm testified, and on February 22, 2023, witnesses on behalf of Stroakmont & Atton testified.

The court provided the parties a deadline until March 24 2023 to evaluate the testimonies of the witnesses and to deliver to the court a summary of the factual and legal situation after the court hearings. The court will announce its decision for further proceedings or its judgment on April 5, 2023. At this stage, the Company management cannot assess the chances of the claim advancing or the potential outcome of this these proceedings.

Unicolor GmbH vs. adjupharm

On December 22, 2022, Uniclaro GmbH filed a statement of claim against Adjupharm with the district court in Hamburg. According to the statement of claim, Uniclaro GmbH (“Uniclaro”) is claiming the purchase price for 300,000 Covid-19 rapid tests in the total amount of EUR 1,046,010 (approximately $1,540), including VAT, in exchange for 300,000 Covid-19 rapid tests which Uniclaro has in its storage.

Uniclaro alleges in this lawsuit that Adjupharm placed an order for 4.3 million Covid-19 rapid tests of the brand "Clongene". Furthermore, Uniclaro claims that the order was placed verbally on March 23, 2021 and that Adjupharm has already paid for a portion of these tests and received them, but not yet the entire 4.3 million tests. They reserve the right to extend the lawsuit for the remaining amount (which they did not specify).

According to Uniclaro's statement of claim the lawsuit does not concern the same purchase price and the same Covid-19 rapid tests as in the Stroakmont & Atton Claim. On February 23, 2023, the Company provided its statement of defense to the court. The statement of defense contains similar arguments to reject the allegations in this respect as in the court proceedings in Stuttgart about the counterclaims. As a next step, Uniclaro is allowed to respond to the Company's statement of defense.

At this stage, the Company management cannot assess the chances of the claim advancing or the potential outcome of these proceedings. Therefore, no provision has been recorded in respect of this claim.